UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2021

KAISER ALUMINUM CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 200 Foothill Ranch, California	92610-2831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 614-1740

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On March 31, 2021, Kaiser Aluminum Warrick, LLC (f/k/a Alcoa Warrick LLC), a subsidiary of Kaiser Aluminum Corporation (collectively, the “Company”) entered into a Ground Lease Agreement (the “Lease Agreement”) with Warrick Real Estate LLC, for certain sections of the Lease Agreement, Alcoa Power Generating Inc., and Warrick Newco LLC, each a subsidiary of Alcoa Corporation (collectively, “Alcoa”). Subject to the terms and conditions of the Lease Agreement, the Company agreed to lease the land (the “Leased Premises”), located in Warrick County, Indiana, which is associated with the Company’s aluminum casting and rolling mill facility (the “Rolling Mill”). The Company has entered into the Lease Agreement in connection with the closing of the transaction described below under Item 2.01.

The initial term of the Lease Agreement is a period of sixty (60) years, after which the Company has the option to extend the term for up to three additional twenty (20)-year periods. Following the expiration of the term, the Lease Agreement will renew automatically on a year-to-year basis until terminated. The Lease Agreement provides that rent on the Leased Premises will be set at fifty thousand dollars ($50,000) per year. Additionally, the Company will pay for the cost of certain “Support Services” to be provided to the Rolling Mill by Alcoa, which include the provision of potable water, compressed air, laboratory services, electricity, steam and hot water.

In order to transition the Company’s operations from being dependent on the “Support Services” to an independent facility with its own self-sufficient infrastructure, Alcoa will provide “Transition Services,” including providing infrastructure and equipment for the production of steam, hot water and compressed air and conveying the filtration plant currently utilized for the supply of potable water. Moreover, the Lease Agreement requires Alcoa to pay for the development of infrastructure necessary for the Rolling Mill to obtain electricity from a third party power supplier, subject to the terms of the Lease Agreement. Alcoa will provide the Support Services through a period to extend no later than June 30, 2024, by which date Alcoa must complete its Transition Services.

Upon the termination of the Lease Agreement or upon the satisfaction of certain conditions, Alcoa has the option to convey title to the Leased Premises to the Company, and the Company has the option to purchase the Leased Premises from Alcoa. Both options are exercisable for nominal consideration. Separately from these options, in the event that Alcoa desires to sell the Leased Premises or certain adjacent property, the Lease Agreement gives the Company a right of first offer. The Lease Agreement can be terminated by Alcoa prior to the expiration of the term in the event that the Company breaches the market-based molten metal supply agreement between the two companies (this termination right being subject to the Company’s opportunity to cure).

A copy of the Lease Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing summary of the Lease Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Lease Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 31, 2021, the Company completed its acquisition of Alcoa Warrick LLC along with certain assets comprising the Rolling Mill facility (the “Transaction”), pursuant to the terms of the Purchase Agreement between the Company and Alcoa dated November 30, 2020. The initial purchase price of $670,000,000 (which is subject to standard adjustments for working capital and indebtedness) was paid in full at closing on March 31, 2021.

As provided in the Purchase Agreement, Alcoa retains ownership of (1) the smelting assets and power plant adjacent to the Rolling Mill facility and (2) the land under the Rolling Mill facility, which is subject to the Ground Lease discussed under Item 1.01 above. In conjunction with the completion of the Transaction, Alcoa and the Company have also entered into certain ancillary agreements in addition to the Ground Lease, including a transition services agreement and the molten metal supply agreement and certain other commercial agreements relating to the Transaction.

Item 7.01	Regulation FD Disclosure

On April 1, 2021, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(a) The financial statements required under this Item 9.01(a) will be filed by the Company pursuant to an amendment to this Form 8-K not later than 71 days after the date that this report on Form 8-K is required to be filed.

(b) The pro forma financial information required under this Item 9.01(b) will be filed by the Company pursuant to an amendment to this Form 8-K not later than 71 days after the date that this report on Form 8-K is required to be filed.

(d) Exhibits:

2.1	Purchase Agreement, dated as of November 30, 2020, by and between Alcoa Corporation and Kaiser Aluminum Corporation* (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 30, 2020, File No. 001-09447.)

10.1	Ground Lease Agreement, dated as of March 31, 2021, by and between Kaiser Aluminum Warrick, LLC and Warrick Real Estate LLC, solely as to Sections 2.2, 17 and 33.2, Alcoa Power Generating Inc. and Warrick Newco LLC*

99.1	Press Release dated April 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits to the agreements have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION

(Registrant)

	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai
Vice President, Deputy General Counsel and Corporate Secretary

Date: April 1, 2021